UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 30, 2004


                             Klever Marketing, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                         000-18730             363688583
-------------------------------        ----------------      -------------------
(State or other jurisdiction of        (Commission File        (IRS Employer
   incorporation)                           Number)          Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     On January 30, 2004, Klever Marketing, Inc. and Fujitsu Transaction Solutions, Inc. entered into a Strategic Alliance and Joint Development Agreement to develop and market a new version of the Klever-Kart in-store marketing system, more information to follow.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                          Klever Marketing, Inc.


Date:  January 30, 2004                                   By: /s/David D. Singer
                                                              ------------------
                                                         Chief Executive Officer